SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                  FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of report  (Date of earliest event reported):  December 29, 1997

                        WATERFORD GAMING FINANCE CORP.
             (Exact name of Registrant as specified in its charter)


           Delaware                  333-17795-01                06-1485836
  (state or other jurisdiction       (commission              (I.R.S. employer
 incorporation or organization)      file number)              identification
                                                                   number)

     914 Hartford Turnpike
         P.O. Box 715
        Waterford, CT                                              06385
(Address of Principal Executive Offices)                         (zip code)

Registrant's telephone number, including area code:              (860)442-4559


Item 5.

     The Mohegan Tribal Gaming Authority (the "Authority") has filed its annual report on Form 10-K for the fiscal year ended September 30, 1997, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 10-K SEC file reference no. 033-80655.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exhange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WATERFORD GAMING FINANCE CORP.



Date:  1/8/98                           By:/s/Len Wolman
                                           Len Wolman, Chief Executive Officer